INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Feb. 28, 2013
INTANGIBLE ASSETS AND GOODWILL [Abstract]
INTANGIBLE ASSETS AND GOODWILL

9. INTANGIBLE ASSETS AND GOODWILL

        Intangible assets are apportioned as follows:

	February 28, 2013				February 29, 2012
	Cost	Accumulated Amortization	Impairment	Net Book Value	Cost	Accumulated Amortization	Impairment	Net Book Value
Customer Relationships	1,745	946	201	598	8,257	318	5,938	2,001
Developed Technology	10,800	1,206	9,594	-	6,268	1,423	2,377	2,468
Infrastructure Systems Software	2,008	535	-	1,473	1,071	-	-	1,071
Computer Software	3,564	2,864	-	700	2,978	2,254	-	724

Total Intangible Assets	18,117	5,551	9,795	2,771	18,574	3,995	8,315	6,264

        For the year ended February 28, 2013, the Company recognized amortization of intangible assets of $3,748 and [year ended February 29, 2012 - $1,986]. The Company estimated that it will recognize $1,723, $931, and $117 respectively for the next three succeeding years.

        During the year ended February 28, 2013, the Company performed analyses of its intangible assets in order to determine whether the carrying value of those assets exceeded the estimated undiscounted future cash flows expected to result from the use or disposition of those assets. Based upon these analyses, the Company determined that the carrying value of its Customer Relationship and Developed Technology intangible assets were in excess of the relative estimated future cash flows expected to result from their use or disposition. In each case where the fair value of the asset was less than the carrying value, the Company wrote the asset down to its fair value and recorded a corresponding impairment charge. As a result, the Company has recorded an impairment charge on intangible assets of $13,812 during the year ended February 28, 2013 [year ended February 29, 2012 - $8,315]. During the year ended February 28, 2013, the Company sold intangible assets with a cost base of $14,525 and a net book value, after impairments and amortization, of nil, see Note 3 for further details.

        The goodwill impairment test is a three-step process which requires the Company to make assumptions regarding fair value. The first step in the impairment test is to assess qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment test. Because the Company impaired some intangible assets with finite lives, the Company believed there were qualitative factors in-place that would suggest that the two-step goodwill impairment test would need to be performed. The second step consisted of calculating the fair value of our aggregated reporting unit. The Company used both a market-based approach and an estimate of discounted future cash flows.

        In applying the market-based approach the Company calculated its market capitalization using values from a reasonable time period around the date of the impairment test. The Company applied a control premium that was identified using recent comparable transactions.

        In applying the discounted cash flow methodology, we rely on a number of factors, including future business plans, actual and forecasted operating results, and market data. The significant assumptions employed under this method include discount rates; revenue growth rates, including assumed terminal growth rates; and operating margins used to project future cash flows for a reporting unit. The discount rates utilized reflect market-based estimates of capital costs and discount rates adjusted for management's assessment of a market participant's view with respect to other risks associated with the projected cash flows of the individual reporting unit. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable.

        Our annual goodwill impairment analysis for fiscal 2013, performed as at August 31, 2012, did not result in any impairment loss.